PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY AND EQUIPMENT

Property and equipment, net consisted of the following (in thousands)

	As of
	December 31, 2024	December 31, 2023
Computer hardware and software	3,070	2,082
Furniture, fixture, and equipment	9	10
Total property and equipment	3,079	2,092
Less: accumulated depreciation	(963)	(492)
Property and equipment, net	2,116	1,600